Exhibit 1

JOINT FILING AGREEMENT

Pursuant to Rule 13d-1(k) promulgated under the Securities Exchange Act of 1934, as amended, the undersigned hereby agree to the joint filing of this Statement on Schedule 13D including any amendments thereto.  This Joint Filing Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all of which shall constitute one and the same instrument.

Dated:  April 21, 2010

WARBURG PINCUS PRIVATE EQUITY X, L.P..

By: Warburg Pincus X, L.P., its general partner

By: Warburg Pincus X LLC, its general partner

By: Warburg Pincus Partners, LLC, its sole member

By:  Warburg Pincus & Co., its managing member

        By: /s/ Scott A. Arenare

              Name:  Scott A. Arenare

              Title:     Partner

WARBURG PINCUS X PARTNERS, L.P.

By: Warburg Pincus X, L.P., its general partner

By: Warburg Pincus X LLC, its general partner

By: Warburg Pincus Partners, LLC, its sole member

By:  Warburg Pincus & Co., its managing member

        By:  /s/ Scott A. Arenare

              Name:  Scott A. Arenare

              Title:     Partner

WARBURG PINCUS X, L.P..

By: Warburg Pincus X LLC, its general partner

By: Warburg Pincus Partners, LLC, its sole member

By:  Warburg Pincus & Co., its managing member

        By: /s/ Scott A. Arenare

              Name:  Scott A. Arenare

              Title:     Partner

WARBURG PINCUS X LLC

By: Warburg Pincus Partners, LLC, its sole member

By:  Warburg Pincus & Co., its managing member

        By: /s/ Scott A. Arenare

              Name:  Scott A. Arenare

              Title:     Partner

WARBURG PINCUS PARTNERS, LLC

By:  Warburg Pincus & Co., its managing member

        By: /s/ Scott A. Arenare

              Name:  Scott A. Arenare

              Title:     Partner

WARBURG PINCUS & CO.

        By: /s/ Scott A. Arenare

              Name:  Scott A. Arenare

              Title:     Partner

WARBURG PINCUS LLC

        By: /s/ Scott A. Arenare

              Name:  Scott A. Arenare

              Title:     Partner

CHARLES R. KAYE

        By: /s/ Scott A. Arenare

              Name:  Charles R. Kaye

              Title:     Scott A. Arenare, Attorney-in-Fact*

JOSEPH P. LANDY

        By: /s/ Scott A. Arenare

              Name:  Joseph P. Landy

              Title:     Scott A. Arenare, Attorney-in-Fact**

*The Power of Attorney given by Mr. Kaye was previously filed with the SEC on March 2, 2006 as an exhibit to a statement on Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc. and is hereby incorporated by reference.

**The Power of Attorney given by Mr. Landy was previously filed with the SEC on March 2, 2006 as an exhibit to a statement on Schedule 13D filed by Building Products, LLC with respect to Builders FirstSource, Inc. and is hereby incorporated by reference.